                                                                 EXHIBIT (e)(4)

        SERVICE REQUEST

P  L  A  T   I  N  U  M
       Investor(R) PLUS
  AMERICAN GENERAL LIFE

PLATINUM INVESTOR PLUS -- FIXED OPTION                       MFS Variable Insurance Trust
  . Division 301 - AGL Declared Fixed Interest Account         . Division 340 - MFS VIT Core Equity
                                                               . Division 338 - MFS VIT Emerging Growth
PLATINUM INVESTOR PLUS -- VARIABLE                             . Division 341 - MFS VIT New Discovery
DIVISIONS                                                      . Division 339 - MFS VIT Research

AIM Variable Insurance Funds                                 Neuberger Berman Advisers Management Trust
  . Division 372 - AIM V.I. Core Equity                        . Division 342 - AMT Mid-Cap Growth
  . Division 316 - AIM V.I. International Growth
                                                             Oppenheimer Variable Account Funds
The Alger American Fund                                        . Division 364 - Oppenheimer Balanced
  . Division 368 - Alger American Leveraged AllCap             . Division 365 - Oppenheimer Global Securities
  . Division 367 - Alger American MidCap Growth
                                                             PIMCO Variable Insurance Trust
American Century Variable Portfolios, Inc.                     . Division 377 - PIMCO VIT
  . Division 318 - VP Value                                                     CommodityRealReturn Strategy
                                                               . Division 344 - PIMCO VIT Real Return
Credit Suisse Trust                                            . Division 343 - PIMCO VIT Short-Term
  . Division 356 - Small Cap Core I                            . Division 345 - PIMCO VIT Total Return

Dreyfus Investment Portfolios                                Pioneer Variable Contracts Trust
  . Division 329 - MidCap Stock                                . Division 370 - Pioneer Fund VCT
                                                               . Division 371 - Pioneer Growth Opportunities VCT
Dreyfus Variable Investment Fund                               . Division 376 - Pioneer Mid Cap Value VCT
  . Division 328 - Developing Leaders
  . Division 327 - Quality Bond                              Putnam Variable Trust
                                                               . Division 346 - Putnam VT Diversified Income
Fidelity Variable Insurance Products                           . Division 347 - Putnam VT Growth and Income
  . Division 333 - VIP Asset Manager                           . Division 348 - Putnam VT Int'l Growth and Income
  . Division 332 - VIP Contrafund
  . Division 330 - VIP Equity-Income                         SunAmerica Series Trust
  . Division 373 - VIP Freedom 2020                            . Division 361 - ST Aggressive Growth
  . Division 374 - VIP Freedom 2025                            . Division 360 - ST Balanced
  . Division 375 - VIP Freedom 2030
  . Division 331 - VIP Growth                                The Universal Institutional Funds, Inc.
  . Division 362 - VIP Mid Cap                                 . Division 351 - Equity Growth
                                                               . Division 352 - High Yield
Franklin Templeton Variable Insurance Products Trust
  . Division 363 - VIP Franklin Small Cap Value Securities   VALIC Company I
  . Division 357 - VIP Franklin U.S. Government                . Division 319 - International Equities
  . Division 358 - VIP Mutual Shares Securities                . Division 320 - Mid Cap Index
  . Division 359 - VIP Templeton Foreign Securities            . Division 321- Money Market I
                                                               . Division 322 - Nasdaq-100 Index
Goldman Sachs Variable Insurance Trust                         . Division 325 - Science & Technology
  . Division 369 - Goldman Sachs Capital Growth                . Division 324 - Small Cap Index
                                                               . Division 323 - Stock Index
Janus Aspen Series
  . Division 334 - International Growth                      Van Kampen Life Investment Trust
  . Division 336 - Mid Cap Growth                              . Division 355 - LIT Growth and Income
  . Division 335 - Worldwide Growth
                                                             Vanguard Variable Insurance Fund
J.P. Morgan Series Trust II                                    . Division 353 - VIF High Yield Bond
  . Division 366 - JPMorgan Mid Cap Value                      . Division 354 - VIF REIT Index
  . Division 337 - JPMorgan Small Company

AGLC100182Rev1204                                                      Rev1007

[LOGO OF AIG(R) American General]                                         Variable Universal Life
                                                                        Insurance Service Request
American General Life Insurance Company ("AGL")
A member company of American International Group, Inc.       Complete and return this request to:
                                                               Variable Universal Life Operations
                                                            PO BOX 4880 . Houston, TX. 77210-4880
                                                               (800) 340-2765 or Hearing Impaired
                                                       (TDD) (888) 436-5258 . Fax: (713) 620-6653

[ ]POLICY  1.        POLICY #: ____________________ INSURED: _________________________________________
   IDENTIFICATION
   COMPLETE          ADDRESS: ______________________________________________________ New Address (yes) (no)
   THIS
   SECTION           Primary Owner (If other than an insured): _______________________
   FOR ALL
   REQUESTS          Address: ________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax I.D. No. ______________ Phone Number: (      ) ________ - ________

                     Joint Owner (If applicable): ____________________________________

                     Address: ____________________________________________________________ New Address (yes) (no)

[ ]NAME  2.          Change Name Of: (Circle One)    Insured    Owner    Payor    Beneficiary
   CHANGE
                     Change Name From: (First, Middle, Last)                     Change Name To: (First, Middle, Last)
Complete this
section if the name  _______________________________________        ______________________________________
of one of the        Reason for Change: (Circle One) Marriage    Divorce    Correction    Other
Insured, Owner,      (Attach copy of legal proof)
Payor or
Beneficiary has
changed. (Please
note, this does not
change the Insured,
Owner Payor or
Beneficiary
designation).

[ ] CHANGE IN  3.         INVESTMENT DIVISION                 PRFM % DED %  INVESTMENT DIVISION                 PREM % DED %
    ALLOCATION
    PERCENTAGES
Use this section to       (301) AGL Declared Fixed Interest   ______ ______ Neuberger Berman Advisers
indicate how premiums or  Account                                           Management Trust
monthly deductions are    AIM Variable Insurance Funds                      (342) AMT Mid-Cap Growth            ______ ______
to be allocated. Total    (372) AIM V.I. Core Equity*         ______ ______ Oppenheimer Variable Account Funds
allocation in each        (316) AIM V.I. International Growth ______ ______ (364) Oppenheimer Balanced          ______ ______
column must equal 100%;   The Alger American Fund                           (365) Oppenheimer Global Securities ______ ______
whole numbers only        (368) Alger American Leveraged      ______ ______ PIMCO Variable Insurance Trust
                          AllCap
* These investment        (367) Alger American MidCap Growth  ______ ______ (377) PIMCO VIT                     ______ ______
options are available     American Century Variable           ______ ______ CommodityRealReturn Strategy
only for owners whose     Portfolios. Inc.
policies were effective   (318) VP Value                      ______ ______ (344) PIMCO VIT Real Return         ______ ______
before 5/1/06.            Credit Suisse Trust                               (343) PIMCO VIT Short-Term          ______ ______
                          (356) Small Cap Core I              ______ ______ (345) PIMCO VIT Total Return        ______ ______
** These investment       Dreyfus Investment Portfolios                     Pioneer Variable Contracts Trust
options are available     (329) MidCap Stock*                 ______ ______ (370) Pioneer Fund VCT**            ______ ______
only for owners who had   Dreyfus Variable Investment Fund                  (371) Pioneer Growth Opportunities  ______ ______
Accumulation Value                                                          VCT**
invested in such fund or  (328) Developing Leaders*           ______ ______ (376) Pioneer Mid Cap Value VCT     ______ ______
portfolio on 12/10/04.    (327) Quality Bond*                 ______ ______ Putnam Variable Trust               ______ ______
                          Fidelity Variable Insurance                       (346) Putnam VT Diversified Income  ______ ______
*** These investment      Products
options are not           (333) VIP Asset Manager             ______ ______ (347) Putnam VT Growth and Income*  ______ ______
available for any         (332) VIP Contrafund                ______ ______ (348) Putnam VT Int'l Growth and    ______ ______
purpose except to                                                           Income
transfer Accumulation     (330) VIP Equity-Income             ______ ______ SunAmerica Series Trust
Value to other            (373) VIP Freedom 2020              ______ ______ (361) ST Aggressive Growth          ______ ______
investment options        (374) VIP Freedom 2025              ______ ______ (360) ST Balanced                   ______ ______
                          (375) VIP Freedom 2030              ______ ______ The Universal Institutional Funds.
                                                                            Inc.
                          (331) VIP Growth                    ______ ______ (351) Equity Growth*                ______ ______
                          (362) VIP Mid Cap                   ______ ______ (352) High Yield*                   ______ ______
                          Franklin Templeton Variable                       VALIC Company I
                          Insurance Products Trust
                          (363) VIP Franklin Small Cap Value  ______ ______ (319) International Equities        ______ ______
                          Securities
                          (357) VIP Franklin U.S. Government  ______ ______ (320) Mid Cap Index                 ______ ______
                          (358) VIP Mutual Shares Securities  ______ ______ (321) Money Market I                ______ ______
                          (359) VIP Templeton Foreign         ______ ______ (322) Nasdaq-100 Index              ______ ______
                          Securities
                          Goldman Sachs Variable Insurance                  (325) Science & Technology          ______ ______
                          Trust
                          (369) Goldman Sachs Capital           NA   ______ (324) Small Cap Index               ______ ______
                          Growth***
                          Janus Aspen Series                                (323) Stock Index                   ______ ______
                          (334) International Growth          ______ ______ Van Kampen Life Investment Trust
                          (336) Mid Cap Growth                ______ ______ (355) LIT Growth and Income         ______ ______
                          (335) Worldwide Growth*             ______ ______ Vanguard Variable Insurance Fund
                          J.P. Morgan Series Trust II                       (353) VIF High Yield Bond           ______ ______
                          (366) JPMorgan Mid Cap Value***       NA   ______ (354) VIF REIT Index                ______ ______
                          (337) JPMorgan Small Company        ______ ______ Other:_______________________       100%   100%
                          MFS Variable Insurance Trust
                          (340) MFS VIT Core Equity*          ______ ______
                          (338) MFS VIT Emerging Growth*      ______ ______
                          (341) MFS VIT New Discovery         ______ ______
                          (339) MFS VIT Research              ______ ______

[ ] MODE OF PREMIUM  4.  Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                        $______ Monthly (Bank Draft Only)
Use this section to
change the billing       Indicate billing method desired: ______Direct Bill ______Pre-Authorized Bank Draft
frequency and/or                                                                  (attach a Bank Draft Authorization Form
method of premium                                                                  and "Void" Check)
payment. Note,
however, that AGL        Start Date:______/______/______
will not bill you
on a direct monthly
basis. Refer to
your policy and its
related prospectus
for further
information
concerning minimum
premiums and
billing options.

[ ] LOST POLICY      5.  I/we hereby certify that the policy of insurance for the listed policy has been ______LOST
    CERTIFICATE          ______DESTROYED ______OTHER.
Complete this            Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate                   ______Certificate of Insurance at no charge
of Insurance or
duplicate policy to                 ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.        be issued to me/us. lf the Original policy is located, l/we will return the Certificate or
If a full duplicate      duplicate policy to AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

[ ] DOLLAR COST      6.  Day of the month for transfers __________(Chose a day of the month between 1-28)
    AVERAGING (DCA)      Frequency of transfers: ______Monthly ______Quarterly ______Semi-Annually ______Annually
    ($5,000 MINIMUM      DCA to be made from the following investment option:___________________________
    BEGINNING            Transfer: $ __________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)

An amount can be     AIM Variable Insurance Funds                        Neuberger Berman Advisers
systematically       (372) AIM V.I. Core Equity*              $ ______   Management Trust
transferred from     (316) AIM V.I. International Growth      $ ______   (342) AMT Mid-Cap Growth                 $ ______
any one investment   The Alger American Fund                             Oppenheimer Variable Account Funds
option and directed  (368) Alger American Leveraged AllCap    $ ______   (364) Oppenheimer Balanced               $ ______
to one or more of    (367) Alger American MidCap Growth       $ ______   (365) Oppenheimer Global Securities      $ ______
the investment       American Century Variable Portfolios.               PIMCO Variable Insurance Trust
options below. The   Inc.                                                (377) PIMCO VIT                          $ ______
AGL Declared Fixed   (318) VP Value                           $ ______   CommodityRealReturn Strategy
Interest Account is  Credit Suisse Trust                                 (344) PIMCO VIT Real Return              $ ______
not available for    (356) Small Cap Core I                   $ ______   (343) PIMCO VIT Short-Term               $ ______
DCA. Please refer    Dreyfus Investment Portfolios                       (345) PIMCO VIT Total Return             $ ______
to the prospectus    (329) MidCap Stock*                      $ ______   Pioneer Variable Contracts Trust
for more             Dreyfus Variable Investment Fund                    (370) Pioneer Fund VCT**                 $ ______
information on the   (328) Developing Leaders*                $ ______   (371) Pioneer Growth                     $ ______
DCA option.          (327) Quality Bond*                      $ ______   Opportunities VCT**
                     Fidelity Variable Insurance Products                (376) Pioneer Mid Cap Value VCT          $ ______
NOTE: DCA is not     (333) VIP Asset Manager                  $ ______   Putnam Variable Trust
available if the     (332) VIP Contrafund                     $ ______   (346) Putnam VT Diversified Income       $ ______
Automatic            (330) VIP Equity-Income                  $ ______   (347) Putnam VT Growth and Income*       $ ______
Rebalancing option   (373) VIP Freedom 2020                   $ ______   (348) Putnam VT Int'l Growth and Income  $ ______
has been chosen.     (374) VIP Freedom 2025                   $ ______   SunAmerica Series Trust
                     (375) VIP Freedom 2030                   $ ______   (361) ST Aggressive Growth               $ ______
* These investment   (331) VIP Growth                         $ ______   (360) ST Balanced                        $ ______
options are          (362) VIP Mid Cap                        $ ______   The Universal Institutional Funds, Inc.
available only for   Franklin Templeton Variable Insurance               (351) Equity Growth*                     $ ______
owners whose         Products Trust                                      (352) High Yield*                        $ ______
policies were        (363) VIP Franklin Small Cap Value                  VALIC Company I
effective before           Securities                         $ ______   (319) International Equities             $ ______
5/1/06.              (357) VIP Franklin U.S. Government       $ ______   (320) Mid Cap Index                      $ ______
                     (358) VIP Mutual Shares Securities       $ ______   (321) Money Market 1                     $ ______
** These investment  (359) VIP Templeton Foreign Securities   $ ______   (322) Nasdaq-100 Index                   $ ______
options are          Janus Aspen Series                                  (325) Science & Technology               $ ______
available only for   (334) International Growth                          (324) Small Cap Index                    $ ______
owners who had       (336) Mid Cap Growth                     $ ______   (323) Stock Index                        $ ______
Accumulation Value   (335) Worldwide Growth*                  $ ______   Van Kampen Life Investment Trust
invested in such     J.P. Morgan Series Trust II              $ ______   (355) LIT Growth and Income              $ ______
fund or portfolio    (337) JPMorgan Small Company             $ ______   Vanguard Variable Insurance Fund
on 12/10/04.         MFS Variable Insurance Trust                        (353) VIF High Yield Bond                $ ______
                     (340) MFS VIT Core Equity*               $ ______   (354) VIF REIT Index                     $ ______
                     (338) MFS VIT Emerging Growth*           $ ______   Other:______________                     $ ______
                     (341) MFS VIT New Discovery              $ ______
                     (339) MFS VIT Research                   $ ______

                     ______INITIAL HERE TO REVOKE DCA
                     ELECTION.

AGLC100182REV1204                Page 3 of 5                           Rev1007

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
[  ] AUTOMATIC    7.
     REBALANCING     Indicate frequency:_________________ Quarterly_________________ Semi-Annually_________________ Annually

($5,000 minimum
accumulation value)                    (Division Name or Number)                           (Division Name or Number)
Use this section to
apply for or make    ______%:          _________________________          ______%:         _________________________
changes to
Automatic            ______%:          _________________________          ______%:         _________________________
Rebalancing of the
variable divisions.  ______%:          _________________________          ______%:         _________________________
Please refer to the
prospectus for more  ______%:          _________________________          ______%:         _________________________
information on the
Automatic            ______%:          _________________________          ______%:         _________________________
Rebalancing Option.
                     ______%:          _________________________          ______%:         _________________________
Note: Automatic
Rebalancing is not   ______%:          _________________________          ______%:         _________________________
available if the
Dollar Cost          ______%:          _________________________          ______%:         _________________________
Averaging option
has been chosen.     ______%:          _________________________          ______%:         _________________________

See investment       ______%:          _________________________          ______%:         _________________________
option restrictions
in Box 3 above.      ______%:          _________________________          ______%:         _________________________

                     _______________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[  ] AUTHORIZATION       8.         1 (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or
     FOR TRANSACTIONS               e-service instructions, if elected, to transfer values among the Variable Divisions and
Complete this section if you are    AGL Declared Fixed Interest Account and to change allocations for future premium payments
applying for or revoking current    and monthly deductions.
telephone or e-service privileges.
                                    Initial the designation you prefer:

                                    ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
                                    ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent
                                    AGL and the firm authorized to service my policy.

                                    AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or
                                    e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                    ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                    ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.







[  ] CORRECT AGE       9.           Name of Insured for whom this correction is submitted: ___________
Use this section to correct the
age of any person covered under
this policy. Proof of the correct
date of birth must accompany this
request.                            Correct DOB:__________/____/____

[  ] TRANSFER OF       10.                                      (Division Name or Number) (Division Name or Number)
     ACCUMULATED VALUES
Use this section if you want to     Transfer $______ or ______% from __________________ to ________________
transfer money between divisions.
The minimum amount for transfers    Transfer $______ or ______% from __________________ to ________________
is $500.00. Withdrawals from the
AGL Declared Fixed Interest         Transfer $______ or ______% from __________________ to ________________
Account to a Variable Division may
only be made within the 60 days     Transfer $______ or ______% from __________________ to ________________
after a policy anniversary. See
transfer limitations outlined in    Transfer $______ or ______% from __________________ to ________________
prospectus. If a transfer causes
the balance in any division to      Transfer $______ or ______% from __________________ to ________________
drop below $500, AGL reserves the
right to transfer the remaining     Transfer $______ or ______% from __________________ to ________________
balance. Amounts to be transferred
should be indicated in dollar or    Transfer $______ or ______% from __________________ to ________________
percentage amounts, maintaining
consistency throughout.             Transfer $______ or ______% from __________________ to ________________
See investment option restrictions
in Box 3 above.                     Transfer $______ or ______% from __________________ to ________________


AGLC100182Rev1204                Page 4 of 5                           Rev1007

[ ]  REQUEST FOR   11.                   ______I request a partial surrender of $______ or ______% of the net
PARTIAL SURRENDER/                       cash surrender value.
POLICY LOAN
Use this section to apply for a partial  ______I request a loan in the amount of $
surrender from or policy loan against    ______I request the maximum loan amount available from my policy.
policy values. For detailed information
concerning these two options please      Unless you direct otherwise below, proceeds are allocated according to
refer to your policy and its related     the deduction allocation percentages in effect, if available;
prospectus. If applying for a partial    otherwise they are taken pro-rata from the AGL Declared Fixed Interest
surrender, be sure to complete the       Account and Variable Divisions in use.
Notice of Withholding section of this    _______________________________________________________________________
Service Request in addition to this      _______________________________________________________________________
section.                                 _______________________________________________________________________

[ ]  NOTICE OF     12.                   The taxable portion of the distribution you receive from your variable
WITHHOLDING                              universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply.
Complete this section if you have        Withholding of state income tax may also be required by your state of
applied for a partial surrender in       residence. You may elect not to have withholding apply by checking the
Section 11.                              appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                         Check one:______I do want income tax withheld from this distribution.
                                                   ______I do not want income tax withheld from this
                                         distribution.

                                         If no election is made, we are REQUIRED to withhold Federal Income Tax
                                         (if applicable).

[ ]  AFFIRMATION/  13.                   CERTIFICATION: Under penalties of perjury, I certify: (1) that the
SIGNATURE                                number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section
Complete this section for ALL requests.  3406(a)(1)(C) of the Internal Revenue Code.
                                         The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                                         Dated at ______this______ day of______,_______
                                                (City, State)

                                         X                                                  X
                                         -------------------------------                    --------------------
                                         SIGNATURE OF OWNER                                 SIGNATURE OF WITNESS
                                         X                                                  X
                                         -------------------------------                    --------------------
                                         SIGNATURE OF JOINT OWNER                           SIGNATURE OF WITNESS
                                         X                                                  X
                                         -------------------------------                    --------------------
                                         SIGNATURE OF ASSIGNEE                              SIGNATURE OF WITNESS

AGLC100182Rev1204                Page 5 of 5                           Rev1007